Income Taxes	12 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
Income Taxes	INCOME TAXES
The provision for income taxes has been computed as follows:

	Years Ended December 31
	2024	2023
Net income (loss) before income taxes	$373,290	$(516,582)
Expected income taxes at the statutory rate of 24.38% (2023 – 24.64%) (1)	91,008	(127,286)
Increase (decrease) in income taxes resulting from:
Effect of foreign exchange	19,354	(2,089)
Effect of change in statutory rates (2)	8,287	—
Effect of rate adjustments for foreign jurisdictions	(8,187)	5,062
Effect of change in deferred tax benefit not recognized (3)	(6,349)	6,347
Effect of internal debt restructuring (4)	—	(186,460)
Repatriation and related taxes	24,914	13,565
Adjustments, assessments and other	7,666	7,635
Income tax expense (recovery)	$136,693	$(283,226)
(1)The expected income tax rate decreased due to changes in the provincial apportionment of Canadian income.
(2)On December 11, 2024, Luxembourg enacted a reduction of the statutory corporate income tax rate to 23.87% from 24.94%, applicable to tax years beginning on January 1, 2025. This change resulted in a deferred tax expense in 2024 on the deferred tax assets of Baytex's Luxembourg subsidiary.
(3)A deferred tax asset of $31.8 million remains unrecognized due to uncertainty surrounding future capital gains (December 31, 2023 - $40.4 million). The unrecognized deferred income tax asset relates to realized and unrealized foreign exchange losses arising from the repayment of previously issued U.S. dollar denominated long-term notes and from the translation of U.S. dollar denominated long-term notes currently outstanding.
(4)A deferred income tax asset has been recognized immediately after the closing of the Ranger acquisition due to effects of the transaction structuring.

In June 2016, certain indirect subsidiary entities received reassessments from the Canada Revenue Agency ("CRA") that deny non-capital loss deductions relevant to the calculation of income taxes for the years 2011 through 2015. Following objections and submissions, in November 2023 the CRA issued notices of confirmation regarding their prior reassessments. In February 2024, Baytex filed notices of appeal with the Tax Court of Canada and we estimate it could take between two and three years to receive a judgment. The reassessments do not require us to pay any amounts in order to participate in the appeals process. Should we be unsuccessful at the Tax Court of Canada, additional appeals are available; a process that we estimate could take another two years and potentially longer.

We remain confident that the tax filings of the affected entities are correct and will defend our tax filing positions. During Q4/2023, we purchased $272.5 million of insurance coverage for a premium of $50.3 million which will help manage the litigation risk associated with this matter. The most recent reassessments issued by the CRA assert taxes owing by the trusts (described below) of $244.8 million, late payment interest of $211.6 million as at the date of reassessments and a late filing penalty in respect of the 2011 tax year of $4.1 million.

By way of background, we acquired several privately held commercial trusts in 2010 with accumulated non-capital losses of $591.0 million (the "Losses"). The Losses were subsequently deducted in computing the taxable income of those trusts. The reassessments, as confirmed in November 2023, disallow the deduction of the Losses for two reasons. First, the reassessments allege that the trusts were resettled and the resulting successor trusts were not able to access the losses of the predecessor trusts. Second, the reassessments allege that the general anti-avoidance rule of the Income Tax Act (Canada) operates to deny the deduction of the losses. If, after exhausting available appeals, the deduction of Losses continues to be disallowed, either the trusts or their corporate beneficiary will owe cash taxes, late payment interest and potential penalties. The amount of cash taxes owing, late payment interest and potential penalties are dependent upon the taxpayer(s) ultimately liable (the trusts or their corporate beneficiary) and the amount of unused tax shelter available to the taxpayer(s) to offset the reassessed income, including tax shelter from subsequent years that may be carried back and applied to prior years.

For the year-ended December 31, 2024, Baytex has determined that it meets the requirements of safe-harbor provisions in all the jurisdictions in which we operate and therefore does not anticipate owing any top-up taxes under Pillar Two legislation.
A continuity of the net deferred income tax asset or liability is detailed in the following tables:

As at	January 1, 2024	Recognized in Net Income	Foreign Currency Translation Adjustment	December 31, 2024
Taxable temporary differences:
Petroleum and natural gas properties	$(706,101)	$(100,286)	$(41,934)	$(848,321)
Financial derivatives	(2,738)	(3,096)	—	(5,834)
Other	(13,046)	(1,434)	(119)	(14,599)
Deductible temporary differences:
Asset retirement obligations	150,856	1,138	1,811	153,805
Non-capital losses (1)(2)	647,561	(44,671)	45,452	648,342
Finance costs	115,280	33,422	7,556	156,258
Net deferred income tax asset (liability) (3)	$191,812	$(114,927)	$12,766	$89,651
(1)Non-capital loss carry-forwards at December 31, 2024 totaled $3.3 billion, of which $1.8 billion will expire from 2032 to 2043, and $1.5 billion does not have an expiry date.
(2)A deferred income tax asset of $178.2 million has been recognized in respect of non-capital losses of a wholly owned financing subsidiary of Baytex; which losses will be offset against future interest income to be earned as a result of an internal debt restructuring.
(3)The net deferred income tax asset as at December 31, 2024 is comprised of a deferred income tax asset of $178.2 million and a deferred income tax liability of $88.6 million.

As at	January 1, 2023	Recognized in Net Loss	Business Combination	Foreign Currency Translation Adjustment	December 31, 2023
Taxable temporary differences:
Petroleum and natural gas properties	$(807,514)	$200,623	$(111,131)	$11,921	$(706,101)
Financial derivatives	(2,506)	4,506	(4,738)	—	(2,738)
Other	(20,951)	8,225	—	(320)	(13,046)
Deductible temporary differences:
Asset retirement obligations	145,275	(873)	6,575	(121)	150,856
Non-capital losses (1)(2)	416,131	79,343	156,385	(4,298)	647,561
Finance costs	60,951	5,805	53,761	(5,237)	115,280
Net deferred income tax (liability) asset (3)	$(208,614)	$297,629	$100,852	$1,945	$191,812
(1)Non-capital loss carry-forwards at December 31, 2023 totaled $3.2 billion, of which $2.6 billion will expire from 2033 to 2040, and $575.7 million does not have an expiry date.
(2)    A deferred income tax asset of $213.1 million has been recognized in respect of non-capital losses of a wholly owned financing subsidiary of Baytex; which losses will be offset against future interest income to be earned as a result of an internal debt restructuring.
(3)     The net deferred income tax asset as at December 31, 2023 is comprised of a deferred income tax asset of $213.1 million and a deferred income tax liability of $21.3 million.